UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act file number 811-3346

                     Oppenheimer Disciplined Allocation Fund
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
                    (Address of principal executive offices)
                                               (Zip code)
                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


            Registrant's telephone number, including area code: (303) 768-3200
                                                                --------------

                       Date of fiscal year end: October 31

          Date of reporting period: November 1, 2002 - October 31, 2003



ITEM 1.  REPORTS TO STOCKHOLDERS.

FUND PERFORMANCE DISCUSSION

How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund's performance during its fiscal year ended October 31, 2003, followed by a graphical comparison of the Fund's performance to appropriate broad-based market indices.
Management's Discussion of Fund Performance. The Fund's total return was 14.17% during the 12 months that ended October 31, 2003 (Class A shares at net asset value). By comparison, the Standard & Poor's 500 Index returned 20.79% and the Merrill Lynch Government/Corporate Master Index returned 5.85% during the same time frame. Strong relative performance from the Fund's bond portfolio was overshadowed by weaker results from its growth investments. In particular, our focus on high-quality growth names hurt performance at a time when more speculative growth stocks were more likely to outperform.
   To provide shareholders with portfolio diversification, Oppenheimer Disciplined Allocation Fund consists of a mix of stock and bond investments. During the period we sought to keep the Fund's asset allocation relatively close to that of our peer group, and to add performance through strong stock selection. As of October 31, 2003, approximately 57.3% of the Fund's assets invested in stocks, compared to 39.5% in bonds. Roughly half of the equity portfolio was managed according to a value-investing style, while the other half was managed using a growth style.
   Our value-investing management strategy remained consistent throughout the reporting period, as it does in all types of market conditions. While the stocks we select for the Fund may well be influenced by what is happening in the economy and stock market, we believe we serve our shareholders best by evaluating stocks in a variety of sectors and choosing those that we believe offer the best value within each category. In other words, we primarily look to evaluate energy stocks against other energy stocks, technology stocks against other technology stocks, and so on.
   Recent investments in the stocks of companies that provide satellite-television services provide one example of how we applied this strategy during the period. As we assessed value opportunities in the consumer-discretionary sector, and specifically the media industry, we became convinced that companies that provide satellite television services would continue to grow faster than other media companies. We also anticipated an increase in these companies' free cash flow (cash flow after expenses). Finally, we believed that many stocks of companies that provide satellite television services offered compelling value compared to other consumer-discretionary stocks.
   Based on this analysis, we bought shares of companies that provide satellite television services such as EchoStar Communication Corp., Cl. A and General Motors--Class H stock (also called Hughes Electronics which owns DirecTV). This decision proved to be

6 | OPPENHEIMER DISCIPLINED ALLOCATION FUND a successful one for the Fund. Both stocks performed very well during the past year and contributed to the portfolio's strong performance. As the period went on, however, we eliminated our position in General Motors--Class H stock.
   Another strong consumer-discretionary performer for the Fund was OfficeMax, Inc. one of the nation's leading office-supply retailers. A takeover bid from Boise Cascade boosted OfficeMax's stock price. In the financial sector, the Fund benefited from owning Chubb Corp., a large property- and casualty-insurance holding company. Chubb Corp. saw its profit margins improve during the period, thanks to a more favorable pricing environment for insurance companies and the firm's ability to keep expenses under control.
   Our growth-investing strategy continued to focus on revenue growth, as opposed to earnings growth. While accelerating earnings is a desirable trait, we believe that growth in sales provides investors with a better picture of how sustainable earnings are. For example, earnings can be increased through more efficient operations, layoffs, or mergers, but these approaches are not endlessly repeatable. In our view, revenue growth is the key for a company to realize lasting earnings growth over time.
   Consistent with this revenue-oriented focus, during the past 12 months we favored growth stocks with strong fundamentals. For instance, we overweighted the health care sector, which provided steady but unspectacular results as the economy was struggling. By contrast, we maintained a relatively modest weighting in the more-speculative technology sector. This positioning contributed to the Fund's results during the first part of the period. But as the period went on and the stock market gained ground, being overweighted in health care and underweighted in technology, while still adding to overall returns, hurt the Fund's relative performance in an environment in which investors preferred high-risk names with significant growth potential. Not all of the Fund's health care stocks were relative disappointments, however; biotechnology companies Genentech, Inc. and Gilead Sciences, Inc. both made major positive contributions to results.
   In managing the Fund's bond portfolio, we looked especially to corporate bonds. After the accounting and governance scandals of the past several years, many companies sought to strengthen their balance sheets. These efforts helped the corporate bond market, as investors became more confident in the ability of issuers to pay the interest on their bonds. In this area of the market, we focused on high-quality corporate bonds but also maintained a small allocation to the high-yield market, both of which helped performance during the period.


7  |  OPPENHEIMER DISCIPLINED ALLOCATION FUND

FUND PERFORMANCE DISCUSSION

   We also emphasized high-coupon mortgage-backed debt securities. Because of fears of prepayments, mortgage-backed debt securities with high interest rates were priced more cheaply than their low-rate counterparts. Although we were mindful of the risks, we believed these fears may have been overdone. We also knew these bonds would become more valuable if rates were to rise from their lows. For much of the period, this type of debt security performed relatively poorly because interest rates continued to fall. Beginning in June, however, rates reversed course, and the Fund's high-coupon mortgage-backed debt securities recovered its losses and added to performance.
Comparing the Fund's Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until October 31, 2003. In the case of Class A shares, performance is measured over a 10-year period. In the case of Class B, performance is measured from inception of the class on October 2, 1995. In the case of Class C, performance is measured from inception of the class on May 1, 1996. In the case of Class N shares, performance is measured from inception of the Class on March 1, 2001.The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares and reinvestments of all dividends and capital gains distributions.
   The Fund's performance is compared to the performance of the Standard & Poor's (S&P) 500 Index, a broad-based index of equity securities widely regarded as a general measure of the performance of the U.S. equity securities market. The Fund's performance is also compared to Merrill Lynch Corporate/Government Master Index, a broad-based index of U.S. Treasury and government agency securities, corporate and Yankee bonds regarded as a general measurement of the performance of the domestic debt securities market.
   Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the indices.


8  |  OPPENHEIMER DISCIPLINED ALLOCATION FUND

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
     Oppenheimer Disciplined Allocation Fund (Class A)
     S&P 500 Index
     Merrill Lynch Corporate/Government Master Index

[LINE CHART]
           Value of Investment     S&P 500 Index       Merrill Lynch Corporate
Date             In Fund        Reinvested Monthly       Gov't Master Index

12/31/1993        $9,425              $10,000                   $10,000
03/31/1994         9,185                9,621                     9,706
06/30/1994         9,028                9,662                     9,590
09/30/1994         9,281               10,133                     9,632
12/31/1994         9,226               10,131                     9,673
03/31/1995         9,789               11,117                    10,145
06/30/1995        10,430               12,176                    10,801
09/30/1995        10,909               13,143                    11,000
12/31/1995        11,436               13,934                    11,510
03/31/1996        11,628               14,682                    11,256
06/30/1996        11,707               15,340                    11,303
09/30/1996        11,933               15,814                    11,499
10/31/1996 1      12,153               16,250                    11,763
01/31/1997        12,818               18,201                    11,867
04/30/1997        12,854               18,641                    11,933
07/31/1997        14,571               22,303                    12,552
10/31/1997        14,441               21,466                    12,818
01/31/1998        14,719               23,097                    13,200
04/30/1998        15,716               26,295                    13,275
07/31/1998        15,296               26,609                    13,575
10/31/1998        15,296               26,191                    14,140
01/31/1999        16,523               30,606                    14,353
04/30/1999        16,579               32,035                    14,126
07/31/1999        16,299               31,985                    13,890
10/31/1999        15,697               32,913                    14,035
01/31/2000        15,401               33,771                    13,954
04/30/2000        16,270               35,278                    14,266
07/31/2000        16,381               34,852                    14,679
10/31/2000        16,996               34,913                    15,047
01/31/2001        17,188               33,467                    15,856
04/30/2001        16,190               30,704                    15,977
07/31/2001        16,200               29,861                    16,553
10/31/2001        15,276               26,224                    17,360
01/31/2002        15,595               28,067                    17,042
04/30/2002        15,472               26,830                    17,168
07/31/2002        14,237               22,809                    17,723
10/31/2002        14,381               22,265                    18,327
01/31/2003        14,293               21,610                    18,787
04/30/2003        14,832               23,260                    19,283
07/31/2003        15,823               25,235                    18,945
10/31/2003        16,418               26,893                    19,400

Average Annual Total Returns of Class A Shares of the Fund at 10/31/03 2 1-Year 7.60% 5-Year 0.23% 10-Year 5.08%

Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
     Oppenheimer Disciplined Allocation Fund (Class B)
     S&P 500 Index
     Merrill Lynch Corporate/Government Master Index

[LINE CHART]
           Value of Investment     S&P 500 Index       Merrill Lynch Corporate
Date             In Fund        Reinvested Monthly       Gov't Master Index

10/02/1995      $10,000               $10,000                   $10,000
12/31/1995       10,493                10,602                    10,463
03/31/1996       10,647                11,170                    10,232
06/30/1996       10,697                11,671                    10,275
09/30/1996       10,880                12,032                    10,453
10/31/1996 1     11,072                12,364                    10,693
01/31/1997       11,651                13,848                    10,788
04/30/1997       11,664                14,183                    10,848
07/31/1997       13,198                16,969                    11,411
10/31/1997       13,060                16,332                    11,652
01/31/1998       13,283                17,573                    11,999
04/30/1998       14,159                20,007                    12,068
07/31/1998       13,749                20,245                    12,341
10/31/1998       13,726                19,928                    12,854
01/31/1999       14,805                23,286                    13,048
04/30/1999       14,821                24,374                    12,841
07/31/1999       14,546                24,335                    12,627
10/31/1999       13,978                25,041                    12,758
01/31/2000       13,687                25,694                    12,685
04/30/2000       14,437                26,841                    12,968
07/31/2000       14,507                26,517                    13,344
10/31/2000       15,023                26,563                    13,678
01/31/2001       15,171                25,463                    14,414
04/30/2001       14,259                23,360                    14,524
07/31/2001       14,239                22,719                    15,047
10/31/2001       13,407                19,952                    15,781
01/31/2002       13,686                21,354                    15,492
04/30/2002       13,579                20,413                    15,606
07/31/2002       12,495                17,354                    16,111
10/31/2002       12,621                16,940                    16,660
01/31/2003       12,544                16,442                    17,079
04/30/2003       13,017                17,697                    17,529
07/31/2003       13,887                19,200                    17,222
10/31/2003       14,409                20,461                    17,635

Average Annual Total Returns of Class B Shares of the Fund at 10/31/03 2 1-Year 8.21% 5-Year 0.30% Since Inception 4.62%

1. The Fund changed its fiscal year end from 12/31 to 10/31.
2. See Notes on page 11 for further details.

The performance information for both indices in the graphs begins on 12/31/93 for Class A, 9/30/95 for Class B, 4/30/96 for Class C and 2/28/01 for Class N. Past performance cannot guarantee future results. Graphs are not drawn to same scale.


9  |  OPPENHEIMER DISCIPLINED ALLOCATION FUND

FUND PERFORMANCE DISCUSSION

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
     Oppenheimer Disciplined Allocation Fund (Class C)
     S&P 500 Index
     Merrill Lynch Corporate/Government Master Index

[LINE CHART]
           Value of Investment     S&P 500 Index       Merrill Lynch Corporate
Date             In Fund        Reinvested Monthly       Gov't Master Index

05/01/1996      $10,000               $10,000                   $10,000
06/30/1996       10,062                10,297                    10,113
09/30/1996       10,225                10,615                    10,288
10/31/1996 1     10,408                10,908                    10,524
01/31/1997       10,955                12,217                    10,618
04/30/1997       10,965                12,512                    10,677
07/31/1997       12,406                14,971                    11,231
10/31/1997       12,274                14,409                    11,469
01/31/1998       12,489                15,503                    11,810
04/30/1998       13,304                17,650                    11,878
07/31/1998       12,921                17,861                    12,146
10/31/1998       12,901                17,581                    12,651
01/31/1999       13,912                20,544                    12,842
04/30/1999       13,927                21,503                    12,639
07/31/1999       13,664                21,469                    12,428
10/31/1999       13,138                22,092                    12,557
01/31/2000       12,858                22,668                    12,485
04/30/2000       13,561                23,679                    12,764
07/31/2000       13,628                23,394                    13,134
10/31/2000       14,115                23,435                    13,463
01/31/2001       14,248                22,464                    14,187
04/30/2001       13,400                20,609                    14,295
07/31/2001       13,373                20,043                    14,810
10/31/2001       12,596                17,602                    15,533
01/31/2002       12,835                18,839                    15,248
04/30/2002       12,704                18,009                    15,360
07/31/2002       11,666                15,310                    15,857
10/31/2002       11,760                14,945                    16,397
01/31/2003       11,658                14,505                    16,809
04/30/2003       12,073                15,613                    17,253
07/31/2003       12,856                16,939                    16,951
10/31/2003       13,310                18,051                    17,357

Average Annual Total Returns of Class C Shares of the Fund at 10/31/03 2
1-Year  12.18%             5-Year  0.63%    Since Inception  3.89%

Class N Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
     Oppenheimer Disciplined Allocation Fund (Class N)
     S&P 500 Index
     Merrill Lynch Corporate/Government Master Index

[LINE CHART]
           Value of Investment     S&P 500 Index       Merrill Lynch Corporate
Date             In Fund        Reinvested Monthly       Gov't Master Index

03/01/2001       10,000                10,000                   10,000
04/30/2001        9,793                10,094                    9,968
07/31/2001        9,785                 9,817                   10,328
10/31/2001        9,210                 8,621                   10,831
01/31/2002        9,399                 9,227                   10,633
04/30/2002        9,317                 8,821                   10,711
07/31/2002        8,570                 7,499                   11,058
10/31/2002        8,642                 7,320                   11,435
01/31/2003        8,581                 7,104                   11,722
04/30/2003        8,897                 7,647                   12,031
07/31/2003        9,484                 8,296                   11,820
10/31/2003        9,835                 8,841                   12,104

Average Annual Total Returns of Class N Shares of the Fund at 10/31/03 2
1-Year  12.81%             Since Inception  -0.62%

1. The Fund changed its fiscal year end from 12/31 to 10/31.
2. See Notes on page 11 for further details.

The performance information for both indices in the graphs begins on 12/31/93 for Class A, 9/30/95 for Class B, 4/30/96 for Class C and 2/28/01 for Class N. Past performance cannot guarantee future results. Graphs are not drawn to same scale.

10  |  OPPENHEIMER DISCIPLINED ALLOCATION FUND

NOTES

In reviewing performance please remember that past performance cannot guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial fluctuations, and current performance may be more or less than the results shown. For updates on the Fund's performance, visit our website at www.oppenheimerfunds.com.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.CALL OPP (1.800.225.5677) or visit the OppenheimerFunds website at www.oppenheimerfunds.com. Read the prospectus carefully before you invest or send money.

Class A shares of the Fund were first publicly offered on 9/16/85. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%.

Class B shares of the Fund were first publicly offered on 10/2/95. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the "since inception" return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 5/1/96. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the one-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

Class N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the one-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.

11  |  OPPENHEIMER DISCIPLINED ALLOCATION FUND

STATEMENT OF INVESTMENTS  October 31, 2003

                                                                   Market Value
                                                          Shares     See Note 1
--------------------------------------------------------------------------------
 Common Stocks--65.8%
--------------------------------------------------------------------------------
 Consumer Discretionary--10.1%
--------------------------------------------------------------------------------
 Automobiles--0.2%
 Harley-Davidson, Inc.                                     5,500   $    260,755
--------------------------------------------------------------------------------
 Hotels, Restaurants & Leisure--0.8%
 McDonald's Corp.                                         38,700        967,887
--------------------------------------------------------------------------------
 Internet & Catalog Retail--1.8%
 Amazon.com, Inc. 1                                        5,000        272,100
--------------------------------------------------------------------------------
 eBay, Inc. 1                                              3,000        167,820
--------------------------------------------------------------------------------
 InterActiveCorp 1                                        45,000      1,651,950
                                                                   -------------
                                                                      2,091,870

--------------------------------------------------------------------------------
 Media--4.6%
 EchoStar Communications Corp., Cl. A 1                   50,600      1,938,992
--------------------------------------------------------------------------------
 Liberty Media Corp., Cl. A 1                            232,300      2,343,907
--------------------------------------------------------------------------------
 UGC Europe, Inc. 1                                          800         53,600
--------------------------------------------------------------------------------
 UnitedGlobalCom, Inc., Cl. A 1                           29,600        209,568
--------------------------------------------------------------------------------
 Univision Communications, Inc., Cl. A 1                  27,000        916,650
                                                                   -------------
                                                                      5,462,717

--------------------------------------------------------------------------------
 Multiline Retail--0.5%
 Target Corp.                                             16,000        635,840
--------------------------------------------------------------------------------
 Specialty Retail--1.8%
 Bed Bath & Beyond, Inc. 1                                23,126        976,842
--------------------------------------------------------------------------------
 Gap, Inc. (The)                                          11,000        209,880
--------------------------------------------------------------------------------
 OfficeMax, Inc. 1                                       100,700        964,706
                                                                   -------------
                                                                      2,151,428

--------------------------------------------------------------------------------
 Textiles, Apparel & Luxury Goods--0.4%
 Nike, Inc., Cl. B                                         7,700        492,030
--------------------------------------------------------------------------------
 Consumer Staples--4.3%
--------------------------------------------------------------------------------
 Beverages--0.4%
 Constellation Brands, Inc., Cl. A 1                      17,200        539,564
--------------------------------------------------------------------------------
 Food & Staples Retailing--2.1%
 Costco Wholesale Corp. 1                                 40,100      1,418,337
--------------------------------------------------------------------------------
 Wal-Mart Stores, Inc.                                    18,600      1,096,470
                                                                   -------------
                                                                      2,514,807

--------------------------------------------------------------------------------
 Personal Products--0.4%
 Avon Products, Inc.                                       6,200        421,352
--------------------------------------------------------------------------------
 Tobacco--1.4%
 Altria Group, Inc.                                       36,600      1,701,900



12  |  OPPENHEIMER DISCIPLINED ALLOCATION FUND

                                                                   Market Value
                                                          Shares     See Note 1
--------------------------------------------------------------------------------
 Energy--2.7%
--------------------------------------------------------------------------------
 Energy Equipment & Services--0.5%
 Halliburton Co.                                          20,400   $    487,152
--------------------------------------------------------------------------------
 Talisman Energy, Inc.                                     2,100        102,480
                                                                   -------------
                                                                        589,632

--------------------------------------------------------------------------------
 Oil & Gas--2.2%
 BP plc, ADR                                              54,200      2,296,996
--------------------------------------------------------------------------------
 Pioneer Natural Resources Co. 1                           4,400        116,380
--------------------------------------------------------------------------------
 Spinnaker Exploration Co. 1                               5,000        127,950
--------------------------------------------------------------------------------
 Westport Resources Corp. 1                                4,000         95,760
                                                                   -------------
                                                                      2,637,086

--------------------------------------------------------------------------------
 Financials--14.0%
--------------------------------------------------------------------------------
 Capital Markets--0.7%
 Bank of New York Co., Inc. (The)                         27,300        851,487
--------------------------------------------------------------------------------
 Commercial Banks--2.5%
 SunTrust Banks, Inc.                                     21,000      1,408,470
--------------------------------------------------------------------------------
 Wachovia Corp.                                           20,200        926,574
--------------------------------------------------------------------------------
 Wells Fargo & Co.                                        12,800        720,896
                                                                   -------------
                                                                      3,055,940

--------------------------------------------------------------------------------
 Diversified Financial Services--5.5%
 Citigroup, Inc.                                          45,277      2,146,130
--------------------------------------------------------------------------------
 Franklin Resources, Inc.                                 14,900        706,558
--------------------------------------------------------------------------------
 Merrill Lynch & Co., Inc.                                 7,600        449,920
--------------------------------------------------------------------------------
 Morgan Stanley                                           34,900      1,914,963
--------------------------------------------------------------------------------
 SLM Corp.                                                32,180      1,260,169
                                                                   -------------
                                                                      6,477,740

--------------------------------------------------------------------------------
 Insurance--5.0%
 American International Group, Inc.                       15,200        924,616
--------------------------------------------------------------------------------
 Chubb Corp.                                              23,000      1,536,630
--------------------------------------------------------------------------------
 MBIA, Inc.                                                9,400        560,334
--------------------------------------------------------------------------------
 Platinum Underwriters Holdings Ltd.                      29,400        844,956
--------------------------------------------------------------------------------
 Prudential Financial, Inc.                               35,700      1,379,448
--------------------------------------------------------------------------------
 Travelers Property Casualty Corp., Cl. B                 28,344        463,991
--------------------------------------------------------------------------------
 XL Capital Ltd., Cl. A                                    3,300        229,350
                                                                   -------------
                                                                      5,939,325

--------------------------------------------------------------------------------
 Thrifts & Mortgage Finance--0.3%
 Radian Group, Inc.                                        8,000        423,200



13  |  OPPENHEIMER DISCIPLINED ALLOCATION FUND

STATEMENT OF INVESTMENTS  Continued

                                                                   Market Value
                                                          Shares     See Note 1
--------------------------------------------------------------------------------
 Health Care--11.0%
--------------------------------------------------------------------------------
 Biotechnology--5.0%
 Amgen, Inc. 1                                            34,000   $  2,099,840
--------------------------------------------------------------------------------
 Genentech, Inc. 1                                        23,200      1,901,704
--------------------------------------------------------------------------------
 Gilead Sciences, Inc. 1                                  33,200      1,812,056
--------------------------------------------------------------------------------
 Medimmune, Inc. 1                                         4,600        122,636
                                                                   -------------
                                                                      5,936,236

--------------------------------------------------------------------------------
 Health Care Equipment & Supplies--2.7%
 Boston Scientific Corp. 1                                11,300        765,236
--------------------------------------------------------------------------------
 Medtronic, Inc.                                          15,800        720,006
--------------------------------------------------------------------------------
 Stryker Corp.                                            10,400        843,544
--------------------------------------------------------------------------------
 Varian Medical Systems, Inc. 1                           14,900        952,706
                                                                   -------------
                                                                      3,281,492

--------------------------------------------------------------------------------
 Health Care Providers & Services--1.1%
 Aetna, Inc.                                              18,800      1,079,308
--------------------------------------------------------------------------------
 Service Corp. International 1                            37,000        179,450
                                                                   -------------
                                                                      1,258,758

--------------------------------------------------------------------------------
 Pharmaceuticals--2.2%
 Eli Lilly & Co.                                           7,200        479,664
--------------------------------------------------------------------------------
 Mylan Laboratories, Inc.                                 23,550        568,733
--------------------------------------------------------------------------------
 Schering-Plough Corp.                                    44,800        684,096
--------------------------------------------------------------------------------
 Teva Pharmaceutical Industries Ltd.,
 Sponsored ADR                                            16,100        915,929
                                                                   -------------
                                                                      2,648,422

--------------------------------------------------------------------------------
 Industrials--6.3%
--------------------------------------------------------------------------------
 Aerospace & Defense--2.5%
 Boeing Co.                                               22,700        873,723
--------------------------------------------------------------------------------
 Raytheon Co.                                             81,300      2,152,824
                                                                   -------------
                                                                      3,026,547

--------------------------------------------------------------------------------
 Commercial Services & Supplies--2.5%
 Cendant Corp. 1                                         124,300      2,539,449
--------------------------------------------------------------------------------
 ChoicePoint, Inc. 1                                      13,100        459,024
                                                                   -------------
                                                                      2,998,473

--------------------------------------------------------------------------------
 Industrial Conglomerates--0.9%
 General Electric Co.                                      7,000        203,070
--------------------------------------------------------------------------------
 Tyco International Ltd.                                  44,500        929,160
                                                                   -------------
                                                                      1,132,230

--------------------------------------------------------------------------------
 Road & Rail--0.4%
 CNF Transportation, Inc.                                 12,200        427,244

14  |  OPPENHEIMER DISCIPLINED ALLOCATION FUND

                                                                   Market Value
                                                          Shares     See Note 1
--------------------------------------------------------------------------------
 Information Technology--11.7%
--------------------------------------------------------------------------------
 Communications Equipment--1.3%
 Cisco Systems, Inc. 1                                     5,000   $    104,900
--------------------------------------------------------------------------------
 Geotek Communications, Inc., Series B,
 Escrow Shares 1,3,9                                         100             --
--------------------------------------------------------------------------------
 QUALCOMM, Inc.                                           17,300        821,750
--------------------------------------------------------------------------------
 Scientific-Atlanta, Inc.                                 20,400        603,840
                                                                   -------------
                                                                      1,530,490

--------------------------------------------------------------------------------
 Computers & Peripherals--3.2%
 Dell, Inc. 1                                             53,500      1,932,420
--------------------------------------------------------------------------------
 EMC Corp. 1                                              36,600        506,544
--------------------------------------------------------------------------------
 Hewlett-Packard Co.                                      64,800      1,445,688
                                                                   -------------
                                                                      3,884,652

--------------------------------------------------------------------------------
 Electronic Equipment & Instruments--0.9%
 California Amplifier, Inc. 1                                 24            238
--------------------------------------------------------------------------------
 Flextronics International Ltd. 1                         48,200        674,800
--------------------------------------------------------------------------------
 Thermo Electron Corp. 1                                  19,000        417,620
                                                                   -------------
                                                                      1,092,658

--------------------------------------------------------------------------------
 Internet Software & Services--1.3%
 Yahoo!, Inc. 1                                           34,600      1,512,020
--------------------------------------------------------------------------------
 Semiconductors & Semiconductor Equipment--0.9%
 Intel Corp.                                              19,300        637,865
--------------------------------------------------------------------------------
 National Semiconductor Corp. 1                            4,700        190,961
--------------------------------------------------------------------------------
 Texas Instruments, Inc.                                   8,000        231,360
                                                                   -------------
                                                                      1,060,186

--------------------------------------------------------------------------------
 Software--4.1%
 Microsoft Corp.                                          63,300      1,655,295
--------------------------------------------------------------------------------
 Oracle Corp. 1                                           75,400        901,784
--------------------------------------------------------------------------------
 Symantec Corp. 1                                         25,700      1,712,905
--------------------------------------------------------------------------------
 Veritas Software Corp. 1                                 17,700        639,855
                                                                   -------------
                                                                      4,909,839

--------------------------------------------------------------------------------
 Materials--1.8%
--------------------------------------------------------------------------------
 Chemicals--1.0%
 Dow Chemical Co.                                         32,500      1,224,925
--------------------------------------------------------------------------------
 Containers & Packaging--0.2%
 Smurfit-Stone Container Corp. 1                          14,900        230,950
--------------------------------------------------------------------------------
 Paper & Forest Products--0.6%
 Sappi Ltd., Sponsored ADR                                54,600        698,880
--------------------------------------------------------------------------------
 Telecommunication Services--1.8%
--------------------------------------------------------------------------------
 Diversified Telecommunication Services--0.5%
 IDT Corp., Cl. B 1                                       33,200        634,784



15  |  OPPENHEIMER DISCIPLINED ALLOCATION FUND

STATEMENT OF INVESTMENTS  Continued

                                                                   Market Value
                                                          Shares     See Note 1
--------------------------------------------------------------------------------
 Wireless Telecommunication Services--1.3%
 AT&T Corp.                                               49,900   $    927,641
--------------------------------------------------------------------------------
 Price Communications Corp. 1                              1,355         17,032
--------------------------------------------------------------------------------
 Vodafone Group plc, Sponsored ADR                        28,900        611,235
                                                                   -------------
                                                                      1,555,908

--------------------------------------------------------------------------------
 Utilities--2.1%
--------------------------------------------------------------------------------
 Electric Utilities--1.7%
 AES Corp. (The) 1                                       115,200      1,008,000
--------------------------------------------------------------------------------
 Dominion Resources, Inc.                                 10,300        634,480
--------------------------------------------------------------------------------
 PG&E Corp. 1                                             19,500        476,775
                                                                   -------------
                                                                      2,119,255

--------------------------------------------------------------------------------
 Multi-Utilities & Unregulated Power--0.4%
 Equitable Resources, Inc.                                11,100        457,320
                                                                   -------------
 Total Common Stocks (Cost $67,475,956)                              78,835,829

--------------------------------------------------------------------------------
 Other Securities--1.3%
 Nasdaq-100 Unit Investment Trust 1
 (Cost $1,098,130)                                        43,400      1,526,812

                                                           Units
--------------------------------------------------------------------------------
 Rights, Warrants and Certificates--0.0%
 Concentric Network Corp. Wts., Exp. 12/15/07 1,3            100             --
--------------------------------------------------------------------------------
 Microcell Telecommunications, Inc.,
 Cl. A Wts., Exp. 5/1/05 1                                    21             22
--------------------------------------------------------------------------------
 Microcell Telecommunications, Inc.,
 Cl. B Wts., Exp. 5/1/08 1                                    35             57
                                                                   -------------
 Total Rights, Warrants and Certificates (Cost $4,293)                       79

                                                       Principal
                                                          Amount
--------------------------------------------------------------------------------
 Asset-Backed Securities--9.3%
 Bank One Auto Securitization Trust,
 Automobile Receivables, Series 2003-1,
 Cl A2, 1.29%, 8/21/06                                $  240,000        239,391
--------------------------------------------------------------------------------
 BMW Vehicle Owner Trust, Automobile
 Loan Certificates, Series 2003-A,
 Cl. A2, 1.45%, 11/25/05                                 410,000        410,405
--------------------------------------------------------------------------------
 Capital Auto Receivables Asset Trust,
 Automobile Mtg.-Backed Nts.,
 Series 2002-4, Cl. A2B, 1.74%, 1/17/05                  221,200        221,599
--------------------------------------------------------------------------------
 Caterpillar Financial Asset Trust,
 Equipment Loan Pass-Through
 Certificates, Series 2003-A,
 Cl. A2, 1.25%, 10/25/05                                 170,000        169,975
--------------------------------------------------------------------------------
 Centex Home Equity Co. LLC, Home
 Equity Loan Asset-Backed Certificates:
 Series 2003-B, Cl. AF1, 1.64%, 2/25/18                   87,777         87,718
 Series 2003-C, Cl. AF1, 2.14%, 7/25/18 3                276,202        276,839
--------------------------------------------------------------------------------
 Chase Funding Mortgage Loan Asset-Backed
 Certificates, Home Equity Mtg. Obligations:
 Series 2003-3, Cl. 1A1, 1.20%, 8/25/17 4                137,652        137,646
 Series 2003-4, Cl. 1A1, 1.24%, 9/25/17 3,4              290,573        290,597



16  |  OPPENHEIMER DISCIPLINED ALLOCATION FUND

                                                       Principal   Market Value
                                                          Amount     See Note 1
--------------------------------------------------------------------------------
 Asset-Backed Securities Continued
 Chase Manhattan Auto Owner Trust, Automobile
 Loan Pass-Through Certificates:
 Series 2003-A, Cl. A2, 1.26%, 1/16/06                  $110,000   $    109,948
 Series 2003-B, Cl. A2, 1.287%, 3/15/06                  140,000        139,893
--------------------------------------------------------------------------------
 CitiFinancial Mortgage Securities, Inc.,
 Home Equity Collateralized Mtg. Obligations:
 Series 2002-1, Cl. AF1, 2.474%, 9/25/32                  98,839         99,165
 Series 2003-2, Cl. AF1, 1.22%, 5/25/33 4                152,427        152,407
 Series 2003-3, Cl. AF1, 1.24%, 8/25/33 3,4              221,244        221,242
--------------------------------------------------------------------------------
 DaimlerChrysler Auto Trust, Automobile
 Loan Pass-Through Certificates:
 Series 2002-B, Cl. A2, 2.20%, 4/6/05                    118,962        119,234
 Series 2003-A, Cl. A2, 1.52%, 12/8/05 3                 410,000        410,415
--------------------------------------------------------------------------------
 Ford Credit Auto Owner Trust,
 Automobile Installment Sales,
 Series 2003-A, Cl. A2A, 1.62%, 8/15/05                  200,819        201,156
--------------------------------------------------------------------------------
 Ford Credit Auto Owner Trust,
 Automobile Loan Certificates,
 Series 2002-D, Cl. A2A, 2.10%, 3/15/05                  267,878        268,673
--------------------------------------------------------------------------------
 Harley-Davidson Motorcycle Trust,
 Motorcycle Receivable Nts.:
 Series 2002-2, Cl. A1, 1.91%, 4/16/07                   251,497        252,333
 Series 2003-3, Cl. A1, 1.50%, 1/15/08                   398,648        399,049
--------------------------------------------------------------------------------
 Honda Auto Receivables Owner Trust,
 Automobile Receivables Obligations:
 Series 2002-3, Cl. A2, 2.26%, 12/18/04                 123,706        123,947
 Series 2002-4, Cl. A2, 1.66%, 6/15/05                  790,937        792,321
 Series 2003-3, Cl. A2, 1.52%, 4/21/06 3                460,000        460,359
 Series 2003-4, Cl. A2, 1.52%, 7/17/06                  410,000        409,872
--------------------------------------------------------------------------------
 Household Automotive Trust, Automobile
 Loan Certificates,
 Series 2002-2, Cl. A2, 2.15%, 12/19/05                  121,302        121,595
--------------------------------------------------------------------------------
 Litigation Settlement Monetized Fee
 Trust, Asset-Backed Certificates,
 Series 2001-1A, Cl. A1, 8.33%, 4/25/31 3                784,885        756,679
--------------------------------------------------------------------------------
 M&I Auto Loan Trust, Automobile Loan
 Certificates, Series 2002-1,
 Cl. A2, 1.95%, 7/20/05                                   56,229         56,312
--------------------------------------------------------------------------------
 MMCA Auto Lease Trust, Auto Retail
 Installment Contracts,
 Series 2002-A, Cl. A2, 1.29%, 5/16/05 4,5               147,021        147,136
--------------------------------------------------------------------------------
 Nissan Auto Lease Trust, Auto Lease Obligations:
 Series 2002-A, Cl. A2, 1.86%, 11/15/04 5                219,753        220,019
 Series 2003-A, Cl. A2, 1.69%, 12/15/05                  270,000        270,035
--------------------------------------------------------------------------------
 Nissan Auto Receivables Owner Trust,
 Automobile Receivable Nts.:
 Series 2002-C, Cl. A2, 1.94%, 9/15/04                    78,797         78,867
 Series 2003-B, Cl. A2, 1.20%, 11/15/05                  420,000        419,660
--------------------------------------------------------------------------------
 Salomon Smith Barney Auto Loan Trust,
 Asset-Backed Auto Loan Obligations,
 Series 2002-1, Cl. A2, 1.83%, 9/15/05                   171,322        171,702
--------------------------------------------------------------------------------
 Toyota Auto Receivables Owner Trust,
 Automobile Mtg.-Backed Obligations:
 Series 2002-B, Cl. A3, 3.76%, 6/15/06                   128,387        130,195
 Series 2003-A, Cl. A2, 1.28%, 8/15/05                   470,000        470,113
 Series 2003-B, Cl. A2, 1.43%, 2/15/06 3                 310,000        309,860
--------------------------------------------------------------------------------
 USAA Auto Owner Trust, Automobile Loan
 Asset-Backed Nts.:
 Series 2002-1, Cl. A2, 1.95%, 3/15/05                    19,981         20,001
 Series 2002-1, Cl. A3, 2.41%, 10/16/06                  190,000        191,432
 Series 2003-1, Cl. A2, 1.22%, 4/17/06                   250,000        249,797



17  |  OPPENHEIMER DISCIPLINED ALLOCATION FUND

STATEMENT OF INVESTMENTS  Continued

                                                       Principal    Market Value
                                                          Amount      See Note 1
--------------------------------------------------------------------------------
 Asset-Backed Securities Continued
 Volkswagen Auto Lease Trust, Automobile
 Lease Asset-Backed Securities,
 Series 2002-A, Cl. A2, 1.77%, 2/20/05                $  270,120   $    270,652
--------------------------------------------------------------------------------
 Volkswagen Auto Loan Enhanced Trust,
 Automobile Loan Receivables:
 Series 2003-1, Cl. A2, 1.11%, 12/20/05                  176,000        175,710
 Series 2003-2, Cl. A2, 1.55%, 6/20/06                   240,000        239,888
--------------------------------------------------------------------------------
 Whole Auto Loan Trust, Automobile Loan Receivables:
 Series 2002-1, Cl. A2, 1.88%, 6/15/05                   411,849        413,028
 Series 2003-1, Cl. A2A, 1.40%, 4/15/06                  440,000        439,916
                                                                   ------------
 Total Asset-Backed Securities (Cost $11,168,113)                    11,146,781

--------------------------------------------------------------------------------
 Mortgage-Backed Obligations--20.3%
 CIT Equipment Collateral, Equipment
 Receivable-Backed Nts.,
 Series 2003-EF1, Cl. A2, 1.49%, 12/20/05 3              120,000        119,850
--------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp.:
 5%, 11/1/33 2                                           622,000        612,281
 7%, 9/1/33                                              279,793        294,427
 8%, 4/1/16                                              200,019        216,285
 9%, 8/1/22-5/1/25                                        54,776         61,064
--------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp.,
 Gtd. Real Estate Mtg. Investment
 Conduit Multiclass Pass-Through Certificates:
 Series 2500, Cl. FD, 1.62%, 3/15/32 4                   117,021        117,409
 Series 2526, Cl. FE, 1.52%, 6/15/29 4                   121,867        121,643
 Series 2551, Cl. FD, 1.52%, 1/15/33 4                   106,771        107,223
--------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp.,
 Structured Pass-Through Securities,
 Collateralized Mtg. Obligations:
 Series H003, Cl. A2, 1.88%, 1/15/07                      32,453         32,467
 Series T-42, Cl. A2, 5.50%, 2/25/42                      60,719         61,868
--------------------------------------------------------------------------------
 Federal National Mortgage Assn.:
 5%, 11/1/33 2                                           799,000        788,263
 5.50%, 11/14/33 2                                     2,964,000      2,991,788
 6.50%, 3/1/26                                            99,062        103,261
 6.50%, 11/25/33 2                                     8,249,000      8,571,222
 7%, 2/25/22-11/1/33                                     718,972        757,384
 7%, 11/25/33 2                                        7,182,000      7,563,544
 7.50%, 1/1/08-6/1/08                                     70,793         75,365
 8.50%, 7/1/32                                            47,892         51,556
--------------------------------------------------------------------------------
 Federal National Mortgage Assn.,
 Collateralized Mtg. Obligations, Gtd.
 Real Estate Mtg. Investment Conduit
 Pass-Through Certificates,
 Trust 2002-77, Cl. WF, 1.52%, 12/18/32 4                186,844        187,417
--------------------------------------------------------------------------------
 Federal National Mortgage Assn., Interest-Only
 Stripped Mtg.-Backed Security:
 Trust 1993-223, Cl. PM, 1.984%, 10/25/23 6              193,300         20,586
 Trust 222, Cl. 2, 1.25%, 6/1/23 6                       358,401         59,282
 Trust 240, Cl. 2, 1.073%, 9/1/23 6                      142,525         24,796
 Trust 321, Cl. 2, (4.745)%, 3/1/32 6                    184,619         30,758
--------------------------------------------------------------------------------
 Government National Mortgage Assn.:
 7%, 4/15/09-2/15/24                                     262,848        280,269
 7.50%, 3/15/09                                          132,364        142,059
 8%, 5/15/17                                              70,524         77,144
 8.50%, 8/15/17-12/15/17                                  65,322         72,261



18  |  OPPENHEIMER DISCIPLINED ALLOCATION FUND

                                                       Principal   Market Value
                                                          Amount     See Note 1
--------------------------------------------------------------------------------
 Mortgage-Backed Obligations Continued
 Norwest Asset Securities Corp.,
 Collateralized Mtg. Obligations
 Pass-Through Certificates, Series
 1999-18, Cl. A2, 6%, 7/25/29                         $  228,170   $    228,060
--------------------------------------------------------------------------------
 Prudential Mortgage Capital Co. II
 LLC, Commercial Mtg. Pass-Through
 Certificates, Series PRU-HTG 2000-C1,
 Cl. A2, 7.306%, 10/6/15                                 192,000        220,792
--------------------------------------------------------------------------------
 Washington Mutual Mortgage Securities Corp.,
 Collateralized Mtg. Obligations Pass-Through
 Certificates, Series 2003-AR7, Cl. A1,
 1.51%, 8/25/33 4                                        273,965        273,584
                                                                   -------------
 Total Mortgage-Backed Obligations (Cost $24,108,874)                24,263,908

--------------------------------------------------------------------------------
 U.S. Government Obligations--3.6%
 Federal Home Loan Mortgage Corp. Unsec. Nts.:
 4.50%, 1/15/13-7/15/13                                  130,000        127,901
 5.50%, 7/15/06 7                                      1,600,000      1,725,621
--------------------------------------------------------------------------------
 Federal National Mortgage Assn. Unsec. Nts.:
 6.375%, 6/15/09                                          70,000         79,024
 7.25%, 1/15/10                                        1,050,000      1,236,162
--------------------------------------------------------------------------------
 Tennessee Valley Authority Bonds:
 5.375%, 11/13/08                                        122,000        131,826
 7.125%, 5/1/30                                          128,000        155,089
--------------------------------------------------------------------------------
 U.S. Treasury Bonds:
 4.25%, 8/15/13                                          343,000        341,714
 5.375%, 2/15/31                                         160,000        165,394
 STRIPS, 2.99%, 2/15/10 8                                125,000         98,428
 STRIPS, 4.96%, 2/15/16 8                                171,000         92,339
 STRIPS, 5.48%, 11/15/27 8                                97,000         25,482
--------------------------------------------------------------------------------
 U.S. Treasury Nts., 3.125%, 9/15/08                     190,000        189,191
                                                                   -------------
 Total U.S. Government Obligations (Cost $4,395,998)                  4,368,171

--------------------------------------------------------------------------------
 Foreign Government Obligations--0.1%
 United Mexican States Nts., 7.50%, 1/14/12
 (Cost $111,094)                                         110,000        123,200

--------------------------------------------------------------------------------
 Non-Convertible Corporate Bonds and Notes--10.3%
 AEP Resources, Inc., 6.50% Sr. Nts., 12/1/03 5          180,000        180,576
--------------------------------------------------------------------------------
 Aetna, Inc., 7.375% Sr. Unsec. Nts., 3/1/06              75,000         82,883
--------------------------------------------------------------------------------
 Allied Waste North America, Inc., 10%
 Sr. Unsec. Sub. Nts., Series B, 8/1/09                   85,000         92,863
--------------------------------------------------------------------------------
 American Honda Finance Corp., 3.85% Nts.,
 11/6/08 2                                                60,000         59,994
--------------------------------------------------------------------------------
 AT&T Wireless Services, Inc., 7.50% Sr.
 Unsec. Nts., 5/1/07                                     175,000        196,475
--------------------------------------------------------------------------------
 AXA Group, 8.60% Unsec. Sub. Nts., 12/15/30             190,000        234,971
--------------------------------------------------------------------------------
 Bankers Trust Corp., 7.375% Unsec. Sub.
 Nts., 5/1/08                                             20,000         22,890
--------------------------------------------------------------------------------
 Boeing Capital Corp., 7.375% Sr. Nts., 9/27/10          290,000        330,071
--------------------------------------------------------------------------------
 British Sky Broadcasting Group plc, 8.20%
 Sr. Unsec. Nts., 7/15/09                                 95,000        110,835
--------------------------------------------------------------------------------
 British Telecommunications plc, 7.875% Nts.,
 12/15/05                                                155,000        171,724
--------------------------------------------------------------------------------
 Cardinal Health, Inc., 4.45% Nts., 6/30/05              160,000        166,310
--------------------------------------------------------------------------------
 CenterPoint Energy, Inc., 5.875% Nts., 6/1/08 5         135,000        139,074
--------------------------------------------------------------------------------
 CIT Group, Inc., 7.75% Sr. Unsec. Unsub. Nts.,
 4/2/12                                                  120,000        140,270
--------------------------------------------------------------------------------
 Citigroup, Inc., 6.625% Unsec. Sub. Nts.,
 6/15/32                                                 350,000        379,965
--------------------------------------------------------------------------------
 Citizens Communications Co., 9.25% Sr. Nts.,
 5/15/11                                                 115,000        143,779



19  |  OPPENHEIMER DISCIPLINED ALLOCATION FUND

STATEMENT OF INVESTMENTS  Continued

                                                       Principal   Market Value
                                                          Amount     See Note 1
--------------------------------------------------------------------------------
 Non-Convertible Corporate Bonds and Notes Continued
 Credit Suisse First Boston, Inc. (USA),
 6.125% Nts., 11/15/11                                $  230,000   $    248,955
--------------------------------------------------------------------------------
 CSX Corp., 6.25% Unsec. Nts., 10/15/08                  120,000        131,860
--------------------------------------------------------------------------------
 DaimlerChrysler NA Holding Corp., 6.40% Nts.,
 5/15/06                                                 225,000        240,664
--------------------------------------------------------------------------------
 Delhaize America, Inc., 9% Unsub. Debs.,
 4/15/31                                                 165,000        186,863
--------------------------------------------------------------------------------
 Delphi Corp., 6.55% Nts., 6/15/06                       135,000        143,935
--------------------------------------------------------------------------------
 Deutsche Telekom International Finance BV,
 8.50% Unsub. Nts., 6/15/10                              155,000        186,836
--------------------------------------------------------------------------------
 Dime Capital Trust I, 9.33% Capital Securities,
 Series A, 5/6/27                                        240,000        281,759
--------------------------------------------------------------------------------
 Dominion Resources, Inc., 8.125% Sr.
 Unsub. Nts., 6/15/10                                    135,000        161,674
--------------------------------------------------------------------------------
 DTE Energy Co., 6.375% Sr. Nts., 4/15/33                125,000        124,994
--------------------------------------------------------------------------------
 El Paso Natural Gas Co., 6.75% Unsec.
 Unsub. Nts., 11/15/03 3                                  30,000         30,000
--------------------------------------------------------------------------------
 EOP Operating LP, 7.75% Unsec. Nts., 11/15/07           145,000        166,229
--------------------------------------------------------------------------------
 Farmers Insurance Exchange, 8.625% Nts.,
 5/1/24 5                                                300,000        310,654
--------------------------------------------------------------------------------
 Ford Motor Co., 7.45% Bonds, 7/16/31                     70,000         63,053
--------------------------------------------------------------------------------
 France Telecom SA:
 8.45% Sr. Unsec. Nts., 3/1/06                            80,000         89,651
 9% Sr. Unsec. Nts., 3/1/11                               80,000         96,674
 9.75% Sr. Unsec. Nts., 3/1/31 4                          45,000         59,596
--------------------------------------------------------------------------------
 Franklin Resources, Inc., 3.70% Nts., 4/15/08            80,000         79,854
--------------------------------------------------------------------------------
 Gap, Inc. (The), 6.90% Nts., 9/15/07                    100,000        109,250
--------------------------------------------------------------------------------
 General Electric Capital Corp., 2.75% Nts.,
 Series A, 9/25/06                                        15,000         15,015
--------------------------------------------------------------------------------
 General Motors Acceptance Corp., 6.875% Unsec.
 Unsub. Nts., 8/28/12                                    340,000        349,097
--------------------------------------------------------------------------------
 General Motors Corp., 8.375% Sr. Unsec. Debs.,
 7/15/33                                                 150,000        158,707
--------------------------------------------------------------------------------
 Hartford Financial Services Group, Inc. (The),
 2.375% Nts., 6/1/06                                      70,000         69,288
--------------------------------------------------------------------------------
 Health Net, Inc., 8.375% Sr. Unsec. Unsub. Nts.,
 4/15/11                                                  95,000        112,511
--------------------------------------------------------------------------------
 Hertz Corp. (The), 7.625% Sr. Nts., 6/1/12              360,000        362,438
--------------------------------------------------------------------------------
 Household Finance Corp., 7% Nts., 5/15/12               160,000        182,005
--------------------------------------------------------------------------------
 Hutchison Whampoa International Ltd., 6.50%
 Nts., 2/13/13 5                                         155,000        161,776
--------------------------------------------------------------------------------
 John Hancock Global Funding II:
 5% Nts., 7/27/07 5                                      165,000        174,514
 7.90% Nts., 7/2/10 5                                    105,000        124,764
--------------------------------------------------------------------------------
 Kinder Morgan, Inc., 6.50% Sr. Unsec. Nts.,
 9/1/12                                                  150,000        165,485
--------------------------------------------------------------------------------
 Kroger Co. (The), 7.80% Sr. Nts., 8/15/07               180,000        207,023
--------------------------------------------------------------------------------
 Liberty Media Corp., 3.50% Nts., 9/25/06                110,000        108,723
--------------------------------------------------------------------------------
 Merrill Lynch & Co., Inc., 3.375% Nts.,
 Series B, 9/14/07                                       135,000        135,691
--------------------------------------------------------------------------------
 MidAmerican Energy Holdings Co., 5.875% Sr.
 Nts., 10/1/12                                           265,000        274,664
--------------------------------------------------------------------------------
 Morgan Stanley, 6.60% Nts., 4/1/12                      155,000        172,871
--------------------------------------------------------------------------------
 Nationwide Financial Services, Inc.,
 5.90% Nts., 7/1/12                                      125,000        130,128
--------------------------------------------------------------------------------
 News America Holdings, Inc., 7.75% Sr.
 Unsec. Debs., 12/1/45                                   165,000        189,882
--------------------------------------------------------------------------------
 Niagara Mohawk Power Corp., 5.375% Sr.
 Unsec. Nts., 10/1/04                                     75,000         77,425
--------------------------------------------------------------------------------
 NiSource Finance Corp., 7.875% Sr. Unsec.
 Nts., 11/15/10                                          190,000        225,127
--------------------------------------------------------------------------------
 NorAm Energy Corp., 6.375% Unsec. Term
 Enhanced Remarketable Nts., 11/1/03                       6,000          6,000
--------------------------------------------------------------------------------
 Northrop Grumman Corp., 7.125% Sr. Nts.,
 2/15/11                                                 140,000        161,107



20  |  OPPENHEIMER DISCIPLINED ALLOCATION FUND

                                                       Principal   Market Value
                                                          Amount     See Note 1
--------------------------------------------------------------------------------
 Non-Convertible Corporate Bonds and Notes Continued
 Petroleos Mexicanos, 9.50% Sr. Sub. Nts.,
 9/15/27                                              $   70,000   $     81,725
--------------------------------------------------------------------------------
 PF Export Receivables Master Trust, 3.748% Sr.
 Nts., Series B, 6/1/13 5                                 75,000         73,051
--------------------------------------------------------------------------------
 Progress Energy, Inc., 6.55% Sr. Unsec. Nts.,
 3/1/04                                                  225,000        228,661
--------------------------------------------------------------------------------
 Prudential Holdings LLC, 8.695% Bonds,
 Series C, 12/18/23 5                                    195,000        236,526
--------------------------------------------------------------------------------
 Prudential Insurance Co. of America, 8.30%
 Nts., 7/1/25 5                                          260,000        316,893
--------------------------------------------------------------------------------
 Pulte Homes, Inc., 8.375% Sr. Nts., 8/15/04              45,000         46,584
--------------------------------------------------------------------------------
 Raytheon Co., 5.70% Sr. Unsec. Nts., 11/1/03            275,000        275,000
--------------------------------------------------------------------------------
 Safeway, Inc., 4.80% Sr. Unsec. Nts., 7/16/07           170,000        177,382
--------------------------------------------------------------------------------
 Sears Roebuck Acceptance Corp., 3.03% Nts.,
 Series VII, 2/25/04 4                                    55,000         55,104
--------------------------------------------------------------------------------
 Shopping Center Associates, 6.75% Sr. Unsec.
 Nts., 1/15/04 5                                          40,000         40,406
--------------------------------------------------------------------------------
 Sprint Capital Corp., 8.75% Nts., 3/15/32               180,000        205,433
--------------------------------------------------------------------------------
 TCI Communications, Inc., 9.80% Sr. Unsec.
 Debs., 2/1/12                                           290,000        377,293
--------------------------------------------------------------------------------
 Telefonos de Mexico SA, 8.25% Sr. Unsec.
 Nts., 1/26/06                                            95,000        105,569
--------------------------------------------------------------------------------
 Time Warner Cos., Inc., 9.125% Debs., 1/15/13           130,000        162,981
--------------------------------------------------------------------------------
 Time Warner Entertainment Co. LP:
 8.375% Sr. Debs., 3/15/23                                35,000         42,718
 10.15% Sr. Nts., 5/1/12                                  65,000         86,269
--------------------------------------------------------------------------------
 Tyco International Group SA, 6.75% Sr.
 Unsub. Nts., 2/15/11                                    375,000        400,781
--------------------------------------------------------------------------------
 Vornado Realty LP, 5.625% Sr. Unsec.
 Unsub. Nts., 6/15/07                                    135,000        142,705
--------------------------------------------------------------------------------
 Walt Disney Co. (The), 6.75% Sr. Nts., 3/30/06          145,000        158,309
--------------------------------------------------------------------------------
 Waste Management, Inc., 7% Sr. Nts., 7/15/28             90,000         96,704
--------------------------------------------------------------------------------
 Weyerhaeuser Co., 5.50% Unsec. Unsub.
 Nts., 3/15/05                                           175,000        182,396
--------------------------------------------------------------------------------
 Wyeth, 5.875% Nts., 3/15/04                             165,000        167,753
                                                                   -------------
 Total Non-Convertible Corporate Bonds and
 Notes (Cost $11,637,210)                                            12,389,665

--------------------------------------------------------------------------------
 Structured Notes--2.7%
 Deutsche Bank AG, COUNTS Corp. Sec.
 Credit Linked Nts., Series 2003-1,
 2.89%, 1/7/05 3,4                                       950,000        936,605
--------------------------------------------------------------------------------
 JPMorgan Chase Bank, High Yield Index
 BB Linked Nts., 6.40%, 6/20/08                        1,350,000      1,346,625
--------------------------------------------------------------------------------
 UBS AG, High Grade Credit Linked Nts.,
 2.783%, 12/10/04 4                                      950,000        954,750
                                                                   -------------
 Total Structured Notes (Cost $3,268,482)                             3,237,980

--------------------------------------------------------------------------------
 Joint Repurchase Agreements--3.7%
 Undivided interest of 13.45% in joint
 repurchase agreement (Principal
 Amount/Market Value $33,038,000, with
 a maturity value of $33,040,671) with
 Zions Bank/Capital Markets Group, 0.97%,
 dated 10/31/03, to be repurchased at
 $4,443,359 on 11/3/03, collateralized
 by U.S. Treasury Bonds, 1.625%, 1/31/05,
 with a value of $33,755,317 (Cost $4,443,000)         4,443,000      4,443,000
--------------------------------------------------------------------------------
 Total Investments, at Value (Cost $127,711,150)           117.1%   140,335,425
--------------------------------------------------------------------------------
 Liabilities in Excess of Other Assets                     (17.1)   (20,497,838)
                                                      --------------------------
 Net Assets                                                100.0%  $119,837,587
                                                      ==========================






21  |  OPPENHEIMER DISCIPLINED ALLOCATION FUND

STATEMENT OF INVESTMENTS  Continued

Footnotes to Statement of Investments

1. Non-income producing security.
2. When-issued security to be delivered and settled after October 31, 2003. See
Note 1 of Notes to Financial Statements.
3. Identifies issues considered to be illiquid or restricted. See Note 8 of Notes to Financial Statements.
4. Represents the current interest rate for a variable or increasing rate security.
5. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $2,125,389 or 1.77% of the Fund's net assets as of October 31, 2003.
6. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $135,422 or 0.11% of the Fund's net assets as of October 31, 2003.
7. Securities with an aggregate market value of $129,422 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 6 of Notes to Financial Statements.
8. Zero coupon bond reflects effective yield on the date of purchase.
9. Received as the result of issuer reorganization. Currently has minimal market value.

See accompanying Notes to Financial Statements.


22  |  OPPENHEIMER DISCIPLINED ALLOCATION FUND

STATEMENT OF ASSETS AND LIABILITIES  October 31, 2003


-------------------------------------------------------------------------------------------------------------
 Assets
 Investments, at value (cost $127,711,150)--see accompanying statement                          $140,335,425
-------------------------------------------------------------------------------------------------------------
 Cash                                                                                                  6,869
-------------------------------------------------------------------------------------------------------------
 Receivables and other assets:
 Investments sold (including $1,074,309 sold on a when-issued basis)                               1,213,679
 Interest, dividends and principal paydowns                                                          544,246
 Shares of capital stock sold                                                                        103,882
 Futures margins                                                                                      26,513
 Swap contract                                                                                        21,596
 Other                                                                                                   390
                                                                                                -------------
 Total assets                                                                                    142,252,600

-------------------------------------------------------------------------------------------------------------
 Liabilities
 Payables and other liabilities:
 Investments purchased (including $21,686,570 purchased on a when-issued basis)                   22,191,440
 Shareholder reports                                                                                  66,638
 Shares of capital stock redeemed                                                                     50,211
 Transfer and shareholder servicing agent fees                                                        25,400
 Distribution and service plan fees                                                                   25,065
 Directors' compensation                                                                              24,380
 Other                                                                                                31,879
                                                                                                -------------
 Total liabilities                                                                                22,415,013

-------------------------------------------------------------------------------------------------------------
 Net Assets                                                                                     $119,837,587
                                                                                                =============

-------------------------------------------------------------------------------------------------------------
 Composition of Net Assets
 Par value of shares of capital stock                                                           $      9,178
-------------------------------------------------------------------------------------------------------------
 Additional paid-in capital                                                                      130,589,388
-------------------------------------------------------------------------------------------------------------
 Undistributed net investment income                                                                 170,158
-------------------------------------------------------------------------------------------------------------
 Accumulated net realized loss on investments and foreign currency transactions                  (23,523,270)
-------------------------------------------------------------------------------------------------------------
 Net unrealized appreciation on investments and translation of
 assets and liabilities denominated in foreign currencies                                         12,592,133
                                                                                                -------------
 Net Assets                                                                                     $119,837,587
                                                                                                =============





23  |  OPPENHEIMER DISCIPLINED ALLOCATION FUND

STATEMENT OF ASSETS AND LIABILITIES  Continued

-------------------------------------------------------------------------------------------------------------
 Net Asset Value Per Share
 Class A Shares:
 Net asset value and redemption price per share (based on net assets
 of $100,032,147 and 7,670,718 shares of capital stock outstanding)                                   $13.04
 Maximum offering price per share (net asset value plus sales charge
 of 5.75% of offering price)                                                                          $13.84
-------------------------------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net
 assets of $14,747,074 and 1,114,743 shares of capital stock outstanding)                             $13.23
-------------------------------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net
 assets of $4,666,100 and 362,249 shares of capital stock outstanding)                                $12.88
-------------------------------------------------------------------------------------------------------------
 Class N Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net
 assets of $392,266 and 30,169 shares of capital stock outstanding)                                   $13.00



 See accompanying Notes to Financial Statements.




24  |  OPPENHEIMER DISCIPLINED ALLOCATION FUND

STATEMENT OF OPERATIONS  For the Year Ended October 31, 2003


----------------------------------------------------------------------------------------------------------------
 Investment Income
 Interest                                                                                          $ 2,001,467
----------------------------------------------------------------------------------------------------------------
 Dividends (net of foreign withholding taxes of $7,730)                                                711,899
                                                                                                   -------------
 Total investment income                                                                             2,713,366

----------------------------------------------------------------------------------------------------------------
 Expenses
 Management fees                                                                                       698,136
----------------------------------------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                                               234,550
 Class B                                                                                               127,687
 Class C                                                                                                38,009
 Class N                                                                                                 1,706
----------------------------------------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Class A                                                                                               225,317
 Class B                                                                                                48,680
 Class C                                                                                                15,078
 Class N                                                                                                 2,635
----------------------------------------------------------------------------------------------------------------
 Shareholder reports                                                                                   107,603
----------------------------------------------------------------------------------------------------------------
 Accounting service fees                                                                                15,000
----------------------------------------------------------------------------------------------------------------
 Directors' compensation                                                                                 1,301
----------------------------------------------------------------------------------------------------------------
 Custodian fees and expenses                                                                               692
----------------------------------------------------------------------------------------------------------------
 Other                                                                                                  35,897
                                                                                                   -------------
 Total expenses                                                                                      1,552,291
 Less reduction to custodian expenses                                                                     (692)
 Less voluntary waiver of transfer and shareholder servicing agent fees--Class A                        (2,584)
 Less voluntary waiver of transfer and shareholder servicing agent fees--Class B                        (5,235)
 Less voluntary waiver of transfer and shareholder servicing agent fees--Class C                        (2,016)
 Less voluntary waiver of transfer and shareholder servicing agent fees--Class N                        (1,586)
                                                                                                   -------------
 Net expenses                                                                                        1,540,178

----------------------------------------------------------------------------------------------------------------
 Net Investment Income                                                                               1,173,188

----------------------------------------------------------------------------------------------------------------
 Realized and Unrealized Gain (Loss)
 Net realized gain (loss) on:
 Investments (including premiums on options exercised)                                               1,674,168
 Closing of futures contracts                                                                         (222,469)
 Foreign currency transactions                                                                            (248)
                                                                                                   -------------
 Net realized gain                                                                                   1,451,451
----------------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation on:
 Investments                                                                                        11,836,685
 Translation of assets and liabilities denominated in foreign currencies                                   365
 Futures contracts                                                                                     107,054
                                                                                                   -------------
 Net change in unrealized appreciation                                                              11,944,104

----------------------------------------------------------------------------------------------------------------
 Net Increase in Net Assets Resulting from Operations                                              $14,568,743
                                                                                                   =============


 See accompanying Notes to Financial Statements.


25  |  OPPENHEIMER DISCIPLINED ALLOCATION FUND

STATEMENTS OF CHANGES IN NET ASSETS


 Year Ended October 31,                                                           2003                2002
-------------------------------------------------------------------------------------------------------------
 Operations
 Net investment income                                                    $  1,173,188        $  1,967,602
-------------------------------------------------------------------------------------------------------------
 Net realized gain (loss)                                                    1,451,451         (10,767,199)
-------------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation                                      11,944,104           1,737,908
                                                                          -----------------------------------
 Net increase (decrease) in net assets resulting from operations            14,568,743          (7,061,689)

-------------------------------------------------------------------------------------------------------------
 Dividends and/or Distributions to Shareholders
 Dividends from net investment income:
 Class A                                                                    (1,140,244)         (2,252,545)
 Class B                                                                       (45,309)           (179,379)
 Class C                                                                       (15,476)            (40,660)
 Class N                                                                        (2,774)             (3,372)

-------------------------------------------------------------------------------------------------------------
 Capital Stock Transactions
 Net increase (decrease) in net assets resulting from capital stock transactions:
 Class A                                                                    (4,085,561)        (11,878,838)
 Class B                                                                     1,001,740          (1,491,347)
 Class C                                                                     1,212,712             322,450
 Class N                                                                       109,096             276,606

-------------------------------------------------------------------------------------------------------------
 Net Assets
 Total increase (decrease)                                                  11,602,927         (22,308,774)
-------------------------------------------------------------------------------------------------------------
 Beginning of period                                                       108,234,660         130,543,434
                                                                          -----------------------------------
 End of period [including undistributed net investment income
 of $170,158 and $176,788, respectively]                                  $119,837,587        $108,234,660
                                                                          ===================================



 See accompanying Notes to Financial Statements.




26  |  OPPENHEIMER DISCIPLINED ALLOCATION FUND

FINANCIAL HIGHLIGHTS


 Class A           Year Ended October 31,                      2003        2002        2001       2000       1999
-------------------------------------------------------------------------------------------------------------------
 Per Share Operating Data
 Net asset value, beginning of period                       $11.56      $12.54      $14.23     $15.03     $15.45
-------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                         .14         .22         .26        .44        .44
 Net realized and unrealized gain (loss)                      1.48        (.94)      (1.69)       .68       (.01)
                                                          ---------------------------------------------------------
 Total from investment operations                             1.62        (.72)      (1.43)      1.12        .43
-------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                         (.14)       (.26)       (.26)      (.44)      (.44)
 Distributions from net realized gain                           --          --          --      (1.48)      (.41)
                                                          ---------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                              (.14)       (.26)       (.26)     (1.92)      (.85)
-------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                             $13.04      $11.56      $12.54     $14.23     $15.03
                                                          =========================================================

-------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 1                          14.17%      (5.86)%    (10.12)%     8.27%      2.62%

-------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)                 $100,032    $ 92,806    $112,864   $144,244   $258,159
-------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                        $ 94,811    $104,415    $128,477   $172,514   $293,677
-------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 2
 Net investment income                                        1.18%       1.73%       1.88%      2.88%      2.72%
 Total expenses                                               1.26% 3,4   1.21% 3,4   1.19% 3    1.11% 3    1.04% 3
-------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                       275%        193%        164%        34%       122%



1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
2. Annualized for periods of less than one full year.
3. Reduction to custodian expenses less than 0.01%.
4. Voluntary waiver of transfer agent fees less than 0.01%.

See accompanying Notes to Financial Statements.

27  |  OPPENHEIMER DISCIPLINED ALLOCATION FUND

FINANCIAL HIGHLIGHTS Continued

 Class B           Year Ended October 31,                        2003       2002       2001       2000       1999
-------------------------------------------------------------------------------------------------------------------
 Per Share Operating Data
 Net asset value, beginning of period                         $11.73    $ 12.72    $ 14.43     $15.20     $15.62
-------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                           .04        .11        .15        .30        .31
 Net realized and unrealized gain (loss)                        1.50       (.94)     (1.70)       .73         --
                                                              -----------------------------------------------------
 Total from investment operations                               1.54       (.83)     (1.55)      1.03        .31
-------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                           (.04)      (.16)      (.16)      (.32)      (.32)
 Distributions from net realized gain                             --         --         --      (1.48)      (.41)
                                                              -----------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                                (.04)      (.16)      (.16)     (1.80)      (.73)
-------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                               $13.23     $11.73     $12.72     $14.43     $15.20
                                                              =====================================================

-------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 1                            13.21%     (6.61)%   (10.79)%     7.48%      1.84%

-------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)                    $14,747    $12,204    $14,770    $17,892    $23,522
-------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                           $12,776    $13,639    $16,569    $19,643    $24,648
-------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 2
 Net investment income                                          0.31%      0.94%      1.14%      2.12%      1.97%
 Total expenses                                                 2.15%      2.00%      1.94%      1.87%      1.80%
 Expenses after expense reimbursement or fee
 waiver and reduction to custodian expenses                     2.11%       N/A 3,4    N/A 3      N/A 3      N/A 3
-------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                         275%       193%       164%        34%       122%



1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
2. Annualized for periods of less than one full year.
3. Reduction to custodian expenses less than 0.01%.
4. Voluntary waiver of transfer agent fees less than 0.01%.

See accompanying Notes to Financial Statements.

28  |  OPPENHEIMER DISCIPLINED ALLOCATION FUND

 Class C           Year Ended October 31,                        2003       2002       2001       2000       1999
-------------------------------------------------------------------------------------------------------------------
 Per Share Operating Data
 Net asset value, beginning of period                        $ 11.43    $ 12.41    $ 14.08     $14.88     $15.31
-------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                           .07        .13        .13        .28        .32
 Net realized and unrealized gain (loss)                        1.43       (.94)     (1.64)       .72       (.01)
                                                             ------------------------------------------------------
 Total from investment operations                               1.50       (.81)     (1.51)      1.00        .31
-------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                           (.05)      (.17)      (.16)      (.32)      (.33)
 Distributions from net realized gain                             --         --         --      (1.48)      (.41)
                                                             ------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                                (.05)      (.17)      (.16)     (1.80)      (.74)
-------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                               $12.88     $11.43     $12.41     $14.08     $14.88
                                                             ======================================================

-------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 1                            13.18%     (6.64)%   (10.76)%     7.44%      1.84%

-------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)                     $4,666      $2,984    $2,893     $3,931     $5,719
-------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                            $3,806      $2,961    $3,280     $4,255     $5,876
-------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 2
 Net investment income                                          0.29%      0.93%      1.14%      2.13%      1.97%
 Total expenses                                                 2.17%      2.00%      1.94%      1.86%      1.80%
 Expenses after expense reimbursement or fee
 waiver and reduction to custodian expenses                     2.12%       N/A 3,4    N/A 3      N/A 3      N/A 3
-------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                         275%       193%       164%        34%       122%



1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
2. Annualized for periods of less than one full year.
3. Reduction to custodian expenses less than 0.01%.
4. Voluntary waiver of transfer agent fees less than 0.01%.

See accompanying Notes to Financial Statements.

29  |  OPPENHEIMER DISCIPLINED ALLOCATION FUND

FINANCIAL HIGHLIGHTS Continued

 Class N           Year Ended October 31,                                2003        2002      2001 1
-----------------------------------------------------------------------------------------------------
 Per Share Operating Data
 Net asset value, beginning of period                                $ 11.52     $ 12.52   $ 13.74
-----------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                                   .12         .16       .12
 Net realized and unrealized gain (loss)                                1.46        (.91)    (1.20)
                                                                     --------------------------------
 Total from investment operations                                       1.58        (.75)    (1.08)
-----------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                                   (.10)       (.25)     (.14)
 Distributions from net realized gain                                     --          --        --
                                                                     --------------------------------
 Total dividends and/or distributions to shareholders                   (.10)       (.25)     (.14)
-----------------------------------------------------------------------------------------------------
 Net asset value, end of period                                       $13.00      $11.52    $12.52
                                                                     ================================

-----------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                                    13.81%      (6.17)%   (7.90)%

-----------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)                               $392        $241        $2
-----------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                                      $342        $160        $1
-----------------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment income                                                  0.79%       1.28%     1.04%
 Total expenses                                                         2.04%       1.60%     1.68%
 Expenses after expense reimbursement or fee
 waiver and reduction to custodian expenses                             1.58%        N/A 4,5   N/A 4
-----------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                                 275%        193%      164%



1. For the period from March 1, 2001 (inception of offering) to October 31,
2001.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
3. Annualized for periods of less than one full year.
4. Reduction to custodian expenses less than 0.01%.
5. Voluntary waiver of transfer agent fees less than 0.01%.

See accompanying Notes to Financial Statements.

30  |  OPPENHEIMER DISCIPLINED ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
 1. Significant Accounting Policies
 Oppenheimer Disciplined Allocation Fund (the Fund), a series of Oppenheimer Series Fund, Inc. (the Company), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek to maximize total investment return (including capital appreciation and income) principally by allocating its assets among stocks, corporate bonds, U.S. government securities and money market instruments, according to changing market conditions. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
    The Fund offers Class A, Class B, Class C and Class N shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge
 (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes A, B, C and N have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase.
    The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
 Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Directors, or at their fair value. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Directors. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
 Structured Notes. The Fund invests in index-linked structured notes whose principal and/or interest depend on the performance of an underlying index. The structured notes are leveraged, which increases the volatility of each note's market value relative to the change in the underlying index. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying financial statements. The Fund records a realized gain or loss when a structured note is sold or matures. As of October 31, 2003, the market value of these securities comprised 2.7% of the Fund's net assets, and resulted in unrealized losses of $30,502.



31  |  OPPENHEIMER DISCIPLINED ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS Continued

--------------------------------------------------------------------------------
 1. Significant Accounting Policies Continued
 Securities on a When-Issued Basis. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis can take place a month or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued basis may increase the volatility of the Fund's net asset value to the extent the Fund executes such purchases while remaining substantially fully invested. As of October 31, 2003, the Fund had entered into when-issued purchase commitments of $21,686,570. Additionally, the Fund had when-issued sale commitments of $1,074,309.
    In connection with its ability to purchase securities on a when-issued basis, the Fund may enter into forward roll transactions with respect to mortgage-related securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments.
    Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities to what was sold to the counterparty at redelivery; counterparty credit risk; and the potential pay down speed variance between the mortgage-related pools.

--------------------------------------------------------------------------------
 Foreign Currency Translation. The Fund's accounting records are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
    The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
 Joint Repurchase Agreements. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. Secured by U.S. government securities, these balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.



32  |  OPPENHEIMER DISCIPLINED ALLOCATION FUND

--------------------------------------------------------------------------------
 Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
 Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

 The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                                                   Net Unrealized
                                                                                     Appreciation
              Undistributed        Undistributed          Accumulated            Based on Cost of
              Net Investment           Long-Term                 Loss      Securities for Federal
              Income                        Gain     Carryforward 1,2         Income Tax Purposes
              -----------------------------------------------------------------------------------
              $194,197                       $--          $22,954,949                 $12,023,811

 1. As of October 31, 2003, the Fund had $22,954,949 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of October 31, 2003, details of the capital loss carryforwards were as follows:

                              Expiring
                              ----------------------
                              2009       $12,735,068
                              2010        10,219,881
                                         -----------
                              Total      $22,954,949
                                         ===========

 2. During the fiscal year October 31, 2003, the Fund utilized $1,129,404 of capital loss carryforward to offset capital gains realized in that fiscal year. During the fiscal year October 31, 2002, the Fund did not utilize any capital loss carryforwards.

 Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for October 31, 2003. Net assets of the Fund were unaffected by the reclassifications.

                To                   To                                   Net
                Ordinary        Capital           Tax Return       Investment
                Income             Loss           of Capital             Loss
                -------------------------------------------------------------
                $23,985         $23,985                  $--              $--

 The tax character of distributions paid during the years ended October 31, 2003 and October 31, 2002 was as follows:

                                           Year Ended        Year Ended
                                     October 31, 2003  October 31, 2002
-----------------------------------------------------------------------
        Distributions paid from:
        Ordinary income                    $1,203,803        $2,475,956


33  |  OPPENHEIMER DISCIPLINED ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS Continued

--------------------------------------------------------------------------------
 1. Significant Accounting Policies Continued
 The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of October 31, 2003 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

                 Federal tax cost of securities
                 and other investments                       $133,128,480
                                                             ============
                 Gross unrealized appreciation               $ 13,813,222
                 Gross unrealized depreciation                 (1,789,411)
                                                             ------------
                 Net unrealized appreciation                 $ 12,023,811
                                                             ============

--------------------------------------------------------------------------------
 Directors' Compensation. The Fund has adopted an unfunded retirement plan for the Fund's independent directors. Benefits are based on years of service and fees paid to each director during the years of service. During the year ended October 31, 2003, the Fund's projected benefit obligations were decreased by $2,453 and payments of $3,931 were made to retired directors, resulting in an accumulated liability of $24,040 as of October 31, 2003.
    The Board of Directors has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or are invested in other Oppenheimer funds selected by the Director. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
 Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
 Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
 Expense Offset Arrangement. The reduction of custodian fees represents earnings on cash balances maintained by the Fund.

--------------------------------------------------------------------------------
 Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.



34  |  OPPENHEIMER DISCIPLINED ALLOCATION FUND

--------------------------------------------------------------------------------
 Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
 2. Shares of Capital Stock
 The Fund has authorized 550 million shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:

                                  Year Ended October 31, 2003            Year Ended October 31, 2002
                                      Shares           Amount           Shares               Amount
-----------------------------------------------------------------------------------------------------
 Class A
 Sold                                999,373     $ 12,060,988          628,916         $  7,576,816
 Dividends and/or
 distributions reinvested             91,508        1,096,971          174,069            2,175,432
 Redeemed                         (1,446,531)     (17,243,520)      (1,777,767)         (21,631,086)
                                  -------------------------------------------------------------------
 Net decrease                       (355,650)    $ (4,085,561)        (974,782)        $(11,878,838)
                                  ===================================================================

-----------------------------------------------------------------------------------------------------
 Class B
 Sold                                443,368     $  5,482,870          220,549         $  2,710,789
 Dividends and/or
 distributions reinvested              3,597           42,750           13,413              171,302
 Redeemed                           (372,443)      (4,523,880)        (354,813)          (4,373,438)
                                  -------------------------------------------------------------------
 Net increase (decrease)              74,522     $  1,001,740         (120,851)        $ (1,491,347)
                                  ===================================================================

-----------------------------------------------------------------------------------------------------
 Class C
 Sold                                186,268     $  2,221,285          101,338         $  1,207,406
 Dividends and/or
 distributions reinvested              1,273           14,766            3,185               39,488
 Redeemed                            (86,326)      (1,023,339)         (76,698)            (924,444)
                                  -------------------------------------------------------------------
 Net increase                        101,215     $  1,212,712           27,825         $    322,450
                                  ===================================================================

-----------------------------------------------------------------------------------------------------
 Class N
 Sold                                 21,478     $    261,761          108,852         $  1,331,998
 Dividends and/or
 distributions reinvested                230            2,766              134                1,621
 Redeemed                            (12,426)        (155,431)         (88,230)          (1,057,013)
                                  -------------------------------------------------------------------
 Net increase                          9,282     $    109,096           20,756         $    276,606
                                  ===================================================================


--------------------------------------------------------------------------------
 3. Purchases and Sales of Securities
 The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended October 31, 2003, were $334,038,680 and $325,463,748, respectively.


35  |  OPPENHEIMER DISCIPLINED ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS Continued

--------------------------------------------------------------------------------
 4. Fees and Other Transactions with Affiliates
 Management Fees. Management fees paid to the Manager are in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of 0.625% of the first $300 million of average annual net assets of the Fund, 0.50% of the next $100 million, and 0.45% of average annual net assets in excess of $400 million.

--------------------------------------------------------------------------------
 Accounting Fees. The Manager acts as the accounting agent for the Fund at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.

--------------------------------------------------------------------------------
 Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended October 31, 2003, the Fund paid $280,964 to OFS for services to the Fund.
    OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes, up to an annual rate of 0.35% of average net assets per class. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
 Distribution and Service Plan (12b-1) Fees. Under its General Distributor's Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

 The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                      Aggregate           Class A      Concessions       Concessions      Concessions       Concessions
                      Front-End         Front-End       on Class A        on Class B       on Class C        on Class N
                  Sales Charges     Sales Charges           Shares            Shares           Shares            Shares
                     on Class A       Retained by      Advanced by       Advanced by      Advanced by       Advanced by
 Year Ended              Shares       Distributor    Distributor 1     Distributor 1    Distributor 1     Distributor 1
-----------------------------------------------------------------------------------------------------------------------
 October 31, 2003      $110,906           $54,405           $7,898           $75,513          $10,372            $2,258

 1. The Distributor advances concession payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

                               Class A               Class B               Class C              Class N
                            Contingent            Contingent            Contingent           Contingent
                              Deferred              Deferred              Deferred             Deferred
                         Sales Charges         Sales Charges         Sales Charges        Sales Charges
                           Retained by           Retained by           Retained by          Retained by
 Year Ended                Distributor           Distributor           Distributor          Distributor
-------------------------------------------------------------------------------------------------------
 October 31, 2003                 $791               $70,283                  $742                 $567


--------------------------------------------------------------------------------
 Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. For the year ended October 31, 2003, expense under the Class A Plan totaled $234,550, all of which were paid by the Distributor to recipients, which included $1,229 retained by the Distributor and $182,977 which was paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.



36  |  OPPENHEIMER DISCIPLINED ALLOCATION FUND

--------------------------------------------------------------------------------
 Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares and the Fund pays the Distributor an annual asset-based sales charge of 0.25% per year on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan.

 Distribution fees paid to the Distributor for the year ended October 31, 2003, were as follows:

                                                                                Distributor's
                                                              Distributor's         Aggregate
                                                                  Aggregate     Uncompensated
                                                              Uncompensated     Expenses as %
                      Total Expenses     Amount Retained           Expenses     of Net Assets
                          Under Plan      by Distributor         Under Plan          of Class
----------------------------------------------------------------------------------------------
 Class B Plan               $127,687             $92,375           $472,270              3.20%
 Class C Plan                 38,009               9,167            107,287              2.30
 Class N Plan                  1,706               1,510              3,586              0.91


--------------------------------------------------------------------------------
 5. Foreign Currency Contracts
 A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
    The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing foreign currency exchange rates. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.
    The Fund may realize a gain or loss upon the closing or settlement of the forward transaction. Contracts closed or settled with the same broker are recorded as net realized gain or loss. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.
    As of October 31, 2003, the Fund had no outstanding foreign currency contracts.

--------------------------------------------------------------------------------
 6. Futures Contracts
 A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a negotiated price on a stipulated future date. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices "financial futures" or debt securities "interest rate futures" in order to gain exposure to or protection from changes in market value of stock and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.

37  |  OPPENHEIMER DISCIPLINED ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS Continued

--------------------------------------------------------------------------------
 6. Futures Contracts Continued
 The Fund generally sells futures contracts as a hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying fixed income securities.
    Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or has expired.
    Cash held by the broker to cover initial margin requirements on open futures contracts is noted in the Statement of Assets and Liabilities. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported on the Statement of Operations as closing and expiration of futures contracts. The net change in unrealized appreciation and depreciation is reported on the Statement of Operations.
    Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

 As of October 31, 2003, the Fund had outstanding futures contracts as follows:

                                                                                          Unrealized
                                  Expiration     Number of       Valuation as of        Appreciation
 Contract Description                  Dates     Contracts      October 31, 2003       (Depreciation)
------------------------------------------------------------------------------------------------------
 Contracts to Purchase
 U.S. Long Bonds                    12/19/03            19            $2,065,656            $(12,991)
 U.S. Treasury Nts., 10 yr.         12/19/03            57             6,400,922              17,037
                                                                                            ---------
                                                                                               4,046
                                                                                            ---------
 Contracts to Sell
 U.S. Treasury Nts., 2 yr.          12/29/03             2               428,938                 (39)
 U.S. Treasury Nts., 5 yr.          12/19/03            29             3,242,563             (57,937)
                                                                                            ---------
                                                                                             (57,976)
                                                                                            ---------
                                                                                            $(53,930)
                                                                                            =========

--------------------------------------------------------------------------------
 7. Option Activity
 The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.
    The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written,


38 | OPPENHEIMER DISCIPLINED ALLOCATION FUND the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
    Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.
    Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Realized gains and losses are reported in the Statement of Operations.
    The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

 Written option activity for the year ended October 31, 2003 was as follows:

                                               Call Options
                               ------------------------------
                               Number of          Amount of
                               Contracts           Premiums
-------------------------------------------------------------
 Options outstanding as of
 October 31, 2002                      2           $    106
 Options written                     236             11,340
 Options exercised                  (238)           (11,446)
                                -----------------------------
 Options outstanding as of
 October 31, 2003                     --           $     --
                                =============================


--------------------------------------------------------------------------------
 8. Illiquid or Restricted Securities
 As of October 31, 2003, investments in securities included issues that are illiquid or restricted. Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Directors as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of October 31, 2003 was $3,812,446, which represents 3.18% of the Fund's net assets, of which zero is considered restricted. Information concerning restricted securities is as follows:


39  |  OPPENHEIMER DISCIPLINED ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS  Continued

--------------------------------------------------------------------------------
 8. Illiquid or Restricted Securities Continued

                                                                                Valuation as of      Unrealized
 Security                                        Acquisition Date      Cost       Oct. 31, 2003    Depreciation
---------------------------------------------------------------------------------------------------------------
 Stocks and/or Warrants
 Geotek Communications, Inc., Series B,
 Escrow Shares                                             1/4/01      $400                 $--            $400


--------------------------------------------------------------------------------
 9. Total Return Swap Contracts
 The Fund may enter into a total return swap transaction to maintain a total return on a particular investment, or portion of its portfolio, or for other non-speculative purposes. Because the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. The Fund records an increase or decrease to interest income, in the amount due to or owed by the Fund at termination or settlement. Total return swaps are subject to risks (if the counterparty fails to meet its obligations).

 As of October 31, 2003, the Fund had entered into the following total return swap agreements:

                                               Paid by          Received by
 Swap                                      the Fund at          the Fund at      Termination         Unrealized
 Counterparty            Notional        Oct. 31, 2003        Oct. 31, 2003             Date       Appreciation
---------------------------------------------------------------------------------------------------------------
                                                             Value of total
                                             Six-Month     return of Lehman
                                         LIBOR less 40        Brothers CMBS
 Deutsche Bank           $871,000         basis points                Index         12/31/03            $21,596


--------------------------------------------------------------------------------
 10. Borrowing and Lending Arrangements
 The Fund entered into an "interfund borrowing and lending arrangement" with other funds in the Oppenheimer funds complex, to allow funds to borrow for liquidity purposes. The arrangement was initiated pursuant to exemptive relief granted by the Securities and Exchange Commission to allow these affiliated funds to lend money to, and borrow money from, each other, in an attempt to reduce borrowing costs below those of bank loan facilities. Under the arrangement the Fund may lend money to other Oppenheimer funds and may borrow from other Oppenheimer funds at a rate set by the Fund's Board of Directors, based upon a recommendation by the Manager. The Fund's borrowings, if any, are subject to asset coverage requirements under the Investment Company Act and the provisions of the SEC order and other applicable regulations. If the Fund borrows money, there is a risk that the loan could be called on one day's notice, in which case the Fund might have to borrow from a bank at higher rates if a loan were not available from another Oppenheimer fund. If the Fund lends money to another fund, it will be subject to the risk that the other fund might not repay the loan in a timely manner, or at all.
    The Fund had no interfund borrowings or loans outstanding during the year ended or at October 31, 2003.

40  |  OPPENHEIMER DISCIPLINED ALLOCATION FUND

INDEPENDENT AUDITORS' REPORT



--------------------------------------------------------------------------------
 The Board of Directors and Shareholders of
 Oppenheimer Series Fund, Inc.:
 We have audited the accompanying statement of assets and liabilities including the statement of investments of Oppenheimer Disciplined Allocation Fund (one of the portfolios constituting the Oppenheimer Series Fund, Inc.) as of October 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Disciplined Allocation Fund as of October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.





 KPMG LLP

 Denver, Colorado
 November 21, 2003

41  |  OPPENHEIMER DISCIPLINED ALLOCATION FUND

FEDERAL INCOME TAX INFORMATION  Unaudited


--------------------------------------------------------------------------------
 In early 2004, if applicable, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2003. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
    Dividends, if any, paid by the Fund during the fiscal year ended October 31, 2003 which are not designated as capital gain distributions should be multiplied by 50.69% to arrive at the amount eligible for the corporate dividend-received deduction.
    A portion, if any, of the dividends paid by the Fund during the fiscal year ended October 31, 2003 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. $582,787 of the Fund's fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2004, shareholders of record will receive information regarding the percentage of distributions that are eligible for lower individual income tax rates.
    The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

PORTFOLIO PROXY VOTING
POLICIES AND PROCEDURES  Unaudited

--------------------------------------------------------------------------------
 The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.225.5677, (ii) on the Fund's website at www.oppenheimerfunds.com, and (iii) on the SEC's website at www.sec.gov. In addition, the Fund will be required to file new Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The first such filing is due no later than August 31, 2004, for the twelve months ended June 30, 2004. Once filed, the Fund's Form N-PX filing will be available (i) without charge, upon request, by calling the Fund toll-free at 1.800.225.5677, and (ii) on the SEC's website at www.sec.gov.


42  |  OPPENHEIMER DISCIPLINED ALLOCATION FUND

DIRECTORS AND OFFICERS  Unaudited

--------------------------------------------------------------------------------
Name, Position(s) Held        Principal Occupation(s) During Past 5 Years; Other
with Fund, Length of          Trusteeships/Directorships Held by Director;
Service, Age                  Number of Portfolios in Fund Complex Currently
                              Overseen by Director

INDEPENDENT                   The address of each Director in the chart below is
DIRECTORS                     6803 S. Tucson Way, Centennial, CO 80112-3924.
                              Each Director serves for an indefinite term, until his or her resignation, retirement, death or removal. Mr. Motley was elected as Director to the Board I funds effective October 10, 2002 and did not hold shares of Board I funds during the calendar year ended December 31, 2002.

Clayton K. Yeutter,           Of Counsel (since 1993), Hogan & Hartson (a law
Chairman of the Board         firm). Other directorships: Weyerhaeuser Corp.
of Directors (since 2003),    (since 1999) and Danielson Holding Corp. (since
Director (since 1991)         2002); formerly a director of Caterpillar, Inc.
Age: 72                       (1993-December 2002). Oversees 25 portfolios in
                              the OppenheimerFunds complex.

Robert G. Galli,              A trustee or director of other Oppenheimer funds.
Director (since 1996)         Oversees 35 portfolios in the OppenheimerFunds
Age: 70                       complex.

Phillip A. Griffiths,         A director (since 1991) of the Institute for
Director (since 1999)         Advanced Study, Princeton, N.J., a director (since
Age: 65                       2001) of GSI Lumonics, a trustee (since 1983) of
                              Woodward Academy, a Senior Advisor (since 2001) of
                              The Andrew W. Mellon Foundation. A member of: the
                              National Academy of Sciences (since 1979),
                              American Academy of Arts and Sciences (since
                              1995), American Philosophical Society (since 1996) and Council on Foreign Relations (since 2002).
                              Formerly a director of Bankers Trust New York
                              Corporation (1994-1999). Oversees 25 portfolios in the OppenheimerFunds complex.

Joel W. Motley,               Director (since 2002) Columbia Equity Financial
Director (since 2002)         Corp. (privately-held financial adviser); Managing
Age: 51                       Director (since 2002) Carmona Motley, Inc.
                              (privately-held financial adviser); Formerly he held the following positions: Managing Director
                              (January 1998-December 2001), Carmona Motley
                              Hoffman Inc. (privately-held financial adviser);
                              Managing Director (January 1992-December 1997),
                              Carmona Motley & Co. (privately-held financial adviser). Oversees 25 portfolios in the OppenheimerFunds complex.

Kenneth A. Randall,           A director of Dominion Resources, Inc. (electric
Director (since 1985)         utility holding company) and Prime Retail, Inc.
Age: 76                       (real estate investment trust); formerly a
                              director of Dominion Energy, Inc. (electric power and oil & gas producer), President and Chief
                              Executive Officer of The Conference Board, Inc.
                              (international economic and business research) and a director of Lumbermens Mutual Casualty Company,
                              American Motorists Insurance Company and American
                              Manufacturers Mutual Insurance Company. Oversees
                              25 portfolios in the OppenheimerFunds complex.

Edward V. Regan,              President, Baruch College, CUNY; a director of
Director (since 1993)         RBAsset (real estate manager); a director of
Age: 73                       OffitBank; formerly Trustee, Financial Accounting
                              Foundation (FASB and GASB), Senior Fellow of
                              Jerome Levy Economics Institute, Bard College,
                              Chairman of Municipal Assistance Corporation for the City of New York, New York State Comptroller and Trustee of New York State and Local Retirement
                              Fund. Oversees 25 investment companies in the OppenheimerFunds complex.

Russell S. Reynolds, Jr.,     Chairman (since 1993) of The Directorship Search
Director (since 1989)         Group, Inc. (corporate governance consulting and
Age: 71                       executive recruiting); a life trustee of
                              International House (non-profit educational organization), and a trustee (since 1996) of the Greenwich Historical Society. Oversees 25 portfolios in the OppenheimerFunds complex.


43  |  OPPENHEIMER DISCIPLINED ALLOCATION FUND

DIRECTORS AND OFFICERS  Unaudited/Continued
--------------------------------------------------------------------------------

Donald W. Spiro,              Chairman Emeritus (since January 1991) of the
Vice Chairman of the          Manager. Formerly a director (January 1969-August
Board of Directors,           1999) of the Manager. Oversees 25 portfolios in
Director (since 1985)         the OppenheimerFunds complex.
Age: 77

--------------------------------------------------------------------------------
INTERESTED DIRECTOR           The address of Mr. Murphy in the chart below is
AND OFFICER                   Two World Financial Center, 225 Liberty St., New
                              York, NY 10281-1008. Mr. Murphy serves for an indefinite term, until his resignation, death or removal.

John V. Murphy,               Chairman, Chief Executive Officer and director
President and Director        (since June 2001) and President (since September
(since 2001)                  2000) of the Manager; President and a director or
Age: 54                       trustee of other Oppenheimer funds; President and
                              a director (since July 2001) of Oppenheimer
                              Acquisition Corp. (the Manager's parent holding company) and of Oppenheimer Partnership Holdings, Inc. (a holding company subsidiary of the Manager); a director (since November 2001) of
                              OppenheimerFunds Distributor, Inc. (a subsidiary of the Manager); Chairman and a director (since
                              July 2001) of Shareholder Services, Inc. and of
                              Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager); President and a director (since July 2001) of OppenheimerFunds
                              Legacy Program (a charitable trust program established by the Manager); a director of the investment advisory subsidiaries of the Manager:
                              OFI Institutional Asset Management, Inc. and
                              Centennial Asset Management Corporation (since
                              November 2001), HarbourView Asset Management
                              Corporation and OFI Private Investments, Inc.
                              (since July 2001); President (since November 1,
                              2001) and a director (since July 2001) of Oppenheimer Real Asset Management, Inc.; a director (since November 2001) of Trinity
                              Investment Management Corp. and Tremont Advisers,
                              Inc. (investment advisory affiliates of the Manager); Executive Vice President (since February
                              1997) of Massachusetts Mutual Life Insurance
                              Company (the Manager's parent company); a director
                              (since June 1995) of DLB Acquisition Corporation
                              (a holding company that owns the shares of David
                              L. Babson & Company, Inc.); formerly, Chief
                              Operating Officer (September 2000-June 2001) of the Manager; President and trustee (November
                              1999-November 2001) of MML Series Investment Fund and MassMutual Institutional Funds (open-end investment companies); a director (September
                              1999-August 2000) of C.M. Life Insurance Company;
                              President, Chief Executive Officer and director
                              (September 1999-August 2000) of MML Bay State Life
                              Insurance Company; a director (June 1989-June
                              1998) of Emerald Isle Bancorp and Hibernia Savings
                              Bank (a wholly-owned subsidiary of Emerald Isle
                              Bancorp). Oversees 72 portfolios as
                              Trustee/Officer and 10 portfolios as officer in the OppenheimerFunds complex.

--------------------------------------------------------------------------------
OFFICERS OF THE FUND          The address of the Officers in the chart below is
                              as follows: for Messrs. Ferreira, Leavy, Manioudakis and Zack, Two World Financial Center,
                              225 Liberty St., New York, NY 10281-1008, for Mr.
                              Wixted, 6803 S. Tucson Way, Centennial, CO
                              80112-3924. Each Officer serves for an annual term or until his or her earlier resignation, death or removal.

Emmanuel Ferreira,            Vice President of the Manager (since January
Vice President (since 2003)   2003). An officer of 2 portfolios in the
Age: 36                       OppenheimerFunds complex. Formerly, Portfolio
                              Manager at Lashire Investments (July 1999-December
                              2002), and a Senior Analyst at Mark Asset
                              Management (July 1997-June 1999).



44  |  OPPENHEIMER DISCIPLINED ALLOCATION FUND

Christopher Leavy,            Senior Vice President (since September 2000) of
Vice President and Portfolio  the Manager; an officer of 7 portfolios in the
Manager (since 2001)          OppenheimerFunds complex; prior to joining the
Age: 32                       Manager in September 2000, he was a portfolio
                              manager of Morgan Stanley Dean Witter Investment
                              Management (1997 - September 2000).

Angelo Manioudakis,           Senior Vice President of the Manager (since April
Vice President and            2002); an officer of 12 portfolios in the
Portfolio Manager             OppenheimerFunds complex; formerly Executive
(since 2003)                  Director and portfolio manager for Miller,
Age: 36                       Anderson & Sherrerd, a division of Morgan Stanley
                              Investment Management (August 1993-April 2002).

Brian W. Wixted,              Senior Vice President and Treasurer (since March
Treasurer (since 1999)        1999) of the Manager; Treasurer (since March 1999)
Age: 44                       of HarbourView Asset Management Corporation,
                              Shareholder Services, Inc., Oppenheimer Real Asset
                              Management Corporation, Shareholder Financial
                              Services, Inc., Oppenheimer Partnership Holdings,
                              Inc., OFI Private Investments, Inc. (since March
                              2000), OppenheimerFunds International Ltd. and
                              OppenheimerFunds plc (since May 2000) and OFI
                              Institutional Asset Management, Inc. (since
                              November 2000) (offshore fund management subsidiaries of the Manager); Treasurer and Chief
                              Financial Officer (since May 2000) of Oppenheimer
                              Trust Company (a trust company subsidiary of the Manager); Assistant Treasurer (since March 1999) of Oppenheimer Acquisition Corp. and
                              OppenheimerFunds Legacy Program (since April
                              2000); formerly Principal and Chief Operating
                              Officer (March 1995-March 1999), Bankers Trust
                              Company-Mutual Fund Services Division. An officer of 82 portfolios in the OppenheimerFunds complex.

Robert G. Zack,               Senior Vice President (since May 1985) and General
Secretary (since 2001)        Counsel (since February 2002) of the Manager;
Age: 55                       General Counsel and a director (since November
                              2001) of OppenheimerFunds Distributor, Inc.;
                              Senior Vice President and General Counsel (since
                              November 2001) of HarbourView Asset Management
                              Corporation; Vice President and a director (since
                              November 2000) of Oppenheimer Partnership
                              Holdings, Inc.; Senior Vice President, General
                              Counsel and a director (since November 2001) of Shareholder Services, Inc., Shareholder Financial
                              Services, Inc., OFI Private Investments, Inc.,
                              Oppenheimer Trust Company and OFI Institutional
                              Asset Management, Inc.; General Counsel (since
                              November 2001) of Centennial Asset Management
                              Corporation; a director (since November 2001) of
                              Oppenheimer Real Asset Management, Inc.; Assistant
                              Secretary and a director (since November 2001) of OppenheimerFunds International Ltd.; Vice
                              President (since November 2001) of
                              OppenheimerFunds Legacy Program; Secretary (since
                              November 2001) of Oppenheimer Acquisition Corp.;
                              formerly Acting General Counsel (November
                              2001-February 2002) and Associate General Counsel
                              (May 1981-October 2001) of the Manager; Assistant
                              Secretary of Shareholder Services, Inc. (May
                              1985-November 2001), Shareholder Financial
                              Services, Inc. (November 1989-November 2001);
                              OppenheimerFunds International Ltd. and
                              OppenheimerFunds plc (October 1997-November 2001).
                              An officer of 82 portfolios in the
                              OppenheimerFunds complex.


The Fund's Statement of Additional Information contains additional information about the Fund's Directors and is available without charge upon request.

45  |  OPPENHEIMER DISCIPLINED ALLOCATION FUND

ITEM 2.  CODE OF ETHICS

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

                  The Board of Directors of the Fund has determined that Edward
V. Regan, the Chairman of the Board's Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert," and has designated Mr. Regan as the Audit Committee's financial expert. Mr. Regan is an "independent" Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES - NOT REQUIRED

ITEM 5.  NOT APPLICABLE

ITEM 6.  RESERVED

ITEM 7.  NOT APPLICABLE

ITEM 8.  RESERVED

ITEM 9.  CONTROLS AND PROCEDURES

          (a) Based on their evaluation of registrant's disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act of 1940 (17 CFR 270.30a-2(c)) as of October 31, 2003, registrant's principal executive officer and principal financial officer found registrant's disclosure controls and procedures to be appropriately designed to ensure that information required to be disclosed by registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

          (b) There have been no significant changes in registrant's internal controls or in other factors that could significantly affect registrant's internal controls subsequent to the date of the most recent evaluation as indicated, including no significant deficiencies or material weaknesses that required corrective action.

ITEM 10.  EXHIBITS.

(A) EXHIBIT ATTACHED HERETO. (ATTACH CODE OF ETHICS AS EXHIBIT)

(B) EXHIBITS ATTACHED HERETO. (ATTACH CERTIFICATIONS AS EXHIBITS)